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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): JANUARY 23, 2004

                            ALDERWOODS GROUP, INC.
           (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                        000-33277              52-1522627
(State or Other Jurisdiction            (Commission            (IRS Employer
     of Incorporation)                  File Number)         Identification No.)

           311 ELM STREET, SUITE 1000
                CINCINNATI, OHIO                                 45202
     (Address of Principal Executive Offices)                  (Zip Code)

      Registrant's telephone number, including area code: (513) 768-7400

                    --------------------------------

                              NOT APPLICABLE
        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)  Exhibits:

        The Exhibit listed below is being furnished in connection with Item 9.

        Exhibit
        Number       Description
        -------      -----------
        99.1         Press Release, dated January 23, 2004

ITEM 9. REGULATION FD DISCLOSURE.

     Alderwoods Group, Inc. issued a press release announcing that it will refinance $24.7 million of its indebtedness and amend its current senior secured credit facility to, among other things, allow Alderwoods Group, Inc. to borrow up to an additional $25 million to use for specified purposes. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ALDERWOODS GROUP, INC.

                                           By: /s/ Ellen Neeman
                                               -------------------------------
                                               Ellen Neeman, Senior Vice
                                               President, Legal and Compliance

Date: January 23, 2004
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                                EXHIBIT INDEX

        Exhibit
        Number       Description
        -------      -----------
         99.1        Press Release, dated January 23, 2004